Exhibit 99.1

Press Release	For Immediate Release

Contact:
Investor Relations	Steve Schick (Media)
Redback Networks	Redback Networks
408-750-5130	408-750-5096
investor_relations@redback.com	schick@redback.com

REDBACK NETWORKS ANNOUNCES THIRD QUARTER 2004

OPERATING RESULTS

SAN JOSE, Calif., October 20, 2004 — Redback Networks Inc. (NASDAQ: RBAK), a leading provider of broadband networking systems, today announced its third quarter 2004 results for the period ended September 30, 2004. Net revenue for the third quarter of 2004 was $21.0 million, down from $27.4 million in net revenue for the third quarter of 2003 and $32.3 million for the second quarter of 2004. Despite the decline in revenue, the company increased its cash balance by $0.8 million and ended its third quarter of 2004 with $45.2 million of unrestricted cash.

“While we are clearly disappointed by this quarter’s results, especially after four quarters of consecutive revenue growth, we remain confident in the strategic direction and opportunity for the company,” said Kevin DeNuccio, president and chief executive officer, Redback Networks.

GAAP net loss for the third quarter of 2004 was $12.5 million or $0.24 per share attributable to common stockholders based on weighted average shares outstanding of 52.5 million, down from a GAAP net loss of $18.1 million or $0.10 per share attributable to common stockholders based on weighted average shares outstanding of 182.5 million in the third quarter of 2003. Non-GAAP net loss for the third quarter of 2004 was $10.3 million or $0.20 per share based on weighted average shares outstanding of 52.5 million, down from a non-GAAP net loss of $21.4 million or $0.12 per share for the third quarter of 2003 based on weighted average shares outstanding of 182.5 million. Excluded from the non-GAAP results for the third quarter of 2004 were charges relating to amortization of intangible assets resulting from fresh start accounting, accretion of a dividend payable to the preferred stockholders, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, and partial recovery on investments that had previously been written down.

See the attached table for a reconciliation of our non-GAAP results to GAAP results.

Redback Networks will discuss these quarterly results in an investor conference call today at 1:45 p.m. Pacific Time. The conference telephone number is 1-847-619-6368. A live web cast is also available from the investor relations portion of the Redback’s web site, www.redback.com, under Investor Center. A telephone replay of the conference call will be available later in the day. Replay information will be available at 1-630-652-3018, access code: 9924073. Information on these calls and web cast can also be found on the company’s web site.

About Redback Networks Inc.

Redback Networks Inc., a leading provider of next-generation broadband networking equipment, enables carriers and service providers to build third-generation Smart Broadband Networks that can deliver simplified, personalized, portable subscriber services to consumers and businesses. The company’s carrier-class, consumer-scale SmartEdge Router and Service Gateway platforms for Consumer IP combine subscriber management systems and edge routing and, in conjunction with the NetOp™ Element and Policy Manager platform, provide a powerful, flexible infrastructure for managing both subscribers and value-added services.

Founded in 1996 and headquartered in San Jose, Calif., with sales and technical support centers located worldwide, Redback Networks maintains a growing and global customer base of more than 500 carriers and service providers, including major local exchange carriers (LECs), inter-exchange carriers (IXCs), PTTs and service providers. For more information, visit Redback Networks at www.redback.com.

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REDBACK and SmartEdge are trademarks registered at the U.S. Patent and Trademark Office and in other countries.

Note Regarding Forward Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements that involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect Redback’s actual future results. All forward-looking statements included in this document are based upon information available as of the date hereof, and Redback assumes no obligation to update these statements. These risks and other risks relating to Redback’s business are set forth in the documents filed by Redback with the Securities and Exchange Commission (SEC), specifically the most recent report on Form 10-K, Form 10-Q, Form 8-K, Redback’s Registration Statement on Form S-3 (File No. 333-114352), and amendments thereto, and the other reports filed from time to time with the SEC.

Non-GAAP Disclosure

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Confidential

Redback Networks Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor	Predecessor	Successor	Predecessor
	Three Months Ended				Nine Months ended September 30, 2003
	September 30, 2004	September 30, 2003	January 3 Through September 30, 2004	January 1 Through January 2, 2004
Net revenue	$21,006	$27,359	$83,487	$—	$79,083
Cost of revenue, excluding amortization	9,367	9,656	35,103	—	40,521
Amortization	2,728		8,184	—

Total cost of revenue	12,095	9,656	43,287	—	40,521

Gross profit	8,911	17,703	40,200	—	38,562

Operating expenses:
Research and development	11,897	15,635	35,895	—	51,015
Selling, general and administrative	9,978	15,328	30,507	—	43,008
Reorganization items	—		2,787	—	23,494
Amortization of intangible assets	—	33	—	—	166
Stock-based compensation	4,880	200	15,368	—	850

Total operating expenses	26,755	31,196	84,557	—	118,533

Loss from operations	(17,844)	(13,493)	(44,357)	—	(79,971)
Other income (expense), net	5,511	(4,595)	5,324	—	(14,012)
Net gain on discharge of debt	—	—	—	71,164	—
Fresh start adjustments	—	—	—	(218,691)	—
Induced conversion charge	—	—	—	(335,809)	—

Loss before reorganization items	(12,333)	(18,088)	(39,033)	(483,336)	(93,983)
Reorganization items	—	—	—	(1,539)	—

Net loss before deemed dividend and accretion on preferred stock	(12,333)	(18,088)	(39,033)	(484,875)	(93,983)
Deemed dividend and accretion on preferred stock	(143)	—	(17,114)	—	—

Net loss attributable to common stockholders	$(12,476)	$(18,088)	$(56,147)	$(484,875)	$(93,983)

Net loss attributable to common stockholders per share - basic and diluted	$(0.24)	$(0.10)	$(1.08)	$(2.65)	$(0.52)

Shares used in computing net loss attributable to common stockholders per share (a)	52,538	182,527	52,032	183,009	181,007

(a)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective as of January 2, 2004.

Redback Confidential

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor				Predecessor
	Three Months Ended September 30, 2004				Three Months Ended September 30, 2003
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$21,006	$—		$21,006	$27,359	$—		$27,359
Cost of revenue, excluding amortization	9,367	—		9,367	13,093	—		9,656
Amortization	—	2,654	(c)	2,654	—	918	(c)
						(355	)(j)
	—	74	(f)	74	—	(4,000	)(i)	—

Total cost of revenue	9,367	2,728		12,095	13,093	(3,437)		9,656

Gross profit (loss)	11,639	(2,728)		8,911	14,266	3,437		17,703

Operating expenses:
Research and development	11,599	298	(f)	11,897	15,635	—		15,635
Selling, general and administrative	9,870	108	(f)	9,978	15,328	—		15,328
Reorganization items	—	—		—	—			—
Amortization of intangible assets	—	—		—	—	33	(c)	33
Stock-based compensation	—	4,880	(e)	4,880	—	200	(e)	200

Total operating expenses	21,469	5,286		26,755	30,963	233		31,196

Loss from operations	(9,830)	(8,014)		(17,844)	(16,697)	3,204		(13,493)
Other income (expense), net	(517)	6,028	(g)	5,511	(4,727)	310	(g)	(4,595)
						(178	)(d)

Net loss before deemed dividend and accretion on preferred stock	(10,347)	(1,986)		(12,333)	(21,424)	3,336		(18,088)
Deemed dividend and accretion on preferred stock	—	(143	)(h)	(143)	—	—		—

Net loss attributable to common stockholders	$(10,347)	$(2,129)		$(12,476)	$(21,424)	$3,336		$(18,088)

Net loss attributable to common stockholders per share - basic and diluted	$(0.20)			$(0.24)	$(0.12)			$(0.10)

Shares used in computing net loss attributable to common stockholders per share (k)	52,538			52,538	182,527			182,527

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, accretion of interest in conjunction with restructuring charges, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, partial recovery on investments that had previous written down, accretion of a dividend payable to the preferred stockholders, reversal of an accrual for an engineering services contract that was cancelled, and sale of inventory that had been fully reserved in a prior period.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets, including those arising from fresh-start accounting.
(d)	Amount represents the accretion of interest in conjunction with restructuring accruals.
(e)	Amount represents amortization of stock-based compensation.
(f)	Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.
(g)	Amount represents partial recovery on investments that had previously written down.
(h)	Amount represents accretion of a dividend payable to the preferred stockholders.
(i)	Amount represents the reversal of an accrual for an engineering services contract that was cancelled.
(j)	Amount represents sale of inventory that had been fully reserved in a prior period.
(k)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Confidential

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor				Predecessor
	January 3 Through September 30, 2004				Nine Months Ended September 30, 2003
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$83,487	$—		$83,487	$79,083	$—		$79,083
Cost of revenue, excluding amortization	35,266	7,962	(c)	43,228	41,720	3,156	(c)	44,876
Amortization	—	(163	)(d)	(163)	—	(355	)(d)	(355)
	—	222	(f)	222	—	(4,000	)(k)	(4,000)

Total cost of revenue	35,266	8,021		43,287	41,720	(1,199)		40,521

Gross profit (loss)	48,221	(8,021)		40,200	37,363	1,199		38,562

Operating expenses:
Research and development	35,001	894	(f)	35,895	51,015	—		51,015
Selling, general and administrative	30,183	324	(f)	30,507	43,008	—		43,008
Reorganization items	2,787	—		2,787	—	—		—
Restructuring charges						23,494	(h)	23,494
Amortization of intangible assets	—	—		—	—	166	(c)	166
Stock-based compensation	—	15,368	(e)	15,368	—	850	(e)	850

Total operating expenses	67,971	16,586		84,557	94,023	24,510		118,533

Loss from operations	(19,750)	(24,607)		(44,357)	(56,660)	(23,311)		(79,971)
						403	(i)
Other income (expense), net	(704)	6,028	(i)	5,324	(14,237)	(178	)(j)	(14,012)

Net loss before deemed dividend and accretion on preferred stock	(20,454)	(18,579)		(39,033)	(70,897)	(23,086)		(93,983)
Deemed dividend and accretion on preferred stock	—	(17,114	)(g)	(17,114)	—	—		—

Net loss attributable to common stockholders	$(20,454)	$(35,693)		$(56,147)	$(70,897)	$(23,086)		$(93,983)

Net loss attributable to common stockholders per share - basic and diluted	$(0.39)			$(1.08)	$(0.39)			$(0.52)

Shares used in computing net loss attributable to common stockholders per share (l)	52,032			52,032	181,007			181,007

(a)	Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, sale of inventory as scrap, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, deemed dividend to the preferred stockholders due to a beneficial conversion feature and accretion of a dividend payable to the preferred stockholders, restructuring charges, realized gain and write-off of certain investments and partial recovery on certain investments that had been previously written down, accretion of interest in conjunction with restructuring accruals, and reversal of an accrual for an engineering services contract that was cancelled.
(b)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(c)	Amount represents amortization of intangible assets, including those arising from fresh-start accounting.
(d)	Amount represents proceeds from sale of inventory as scrap.
(e)	Amount represents amortization of stock-based compensation.
(f)	Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.
(g)	Amount represents a deemed dividend to the preferred stockholders due to a beneficial conversion feature of $16.7M and accretion of a dividend payable to the preferred stockholders of $0.4M.
(h)	Amount represents restructuring charges.
(i)	Amount represents realized gain and write-off of certain investments, and partial recovery on certain investments that had been previously written down.
(j)	Amount represents the accretion of interest in conjunction with restructuring accruals.
(k)	Amount represents the reversal of an accrual for an engineering services contract that was cancelled.
(l)	Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(unaudited)

	Successor	Predecessor
	September 30, 2004	December 31, 2003
Assets
Assets:
Cash and cash equivalents	$45,173	$20,519
Restricted cash	—	955

Total cash and cash equivalents and restricted cash	45,173	21,474
Accounts receivable, net	9,348	12,529
Inventories	9,194	6,376
Property and equipment, net	17,108	28,149
Reorganization value in excess of amounts allocable to identifiable assets/goodwill	147,257	431,742
Intangibles, net	68,943	463
Other assets	8,712	8,859

Total assets	$305,735	$509,592

Liabilities and Stockholders’ Equity (Deficit)
Liabilities:
Accounts payable and accrued liabilities	$36,918	$41,860
Deferred revenue	10,329	7,167
Borrowings and capital lease obligations	2,116	335

Total liabilities not subject to compromise	49,363	49,362
Liabilities subject to compromise (1)	—	564,336

Total liabilities	49,363	613,698

Mandatorily redeemable convertible preferred stock and stockholders’ equity (deficit)	256,372	(104,106)

Total liabilities and stockholders’ equity (deficit)	$305,735	$509,592

(1)	Liabilities subject to compromise is net of restricted cash totaling $1.4 million as of December 31, 2003 relating to lease deposits.

Redback Confidential

Redback Networks Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Successor	Predecessor
	January 3 Through September 30, 2004	January 1 Through January 2, 2004	For nine months ended September 30, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss before deemed dividend and accretion on preferred stock	$(39,033)	$(484,875)	$(93,983)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	16,920	—	27,609
Stock-based compensation	15,368	—	850
Impairment of minority investments	—	—	336
Write-off of property and equipment	—	—	6,785
Gain on sale of equity investment	(6,028)	—	—
Net gain on discharge of debt, fresh-start accounting adjustments, and induced conversion charges	400	483,336	—
Changes in assets and liabilities:
Accounts receivable, net	3,181	—	(9,943)
Inventories	(5,612)	—	(383)
Other assets	1,406	—	4,653
Accounts payable and accrued liabilities	(4,088)	1,539	(11,031)
Deferred revenue	3,162	—	915
Other long-term liabilities	2,116	—	8,532

Net cash used in operating activities	(12,208)	—	(65,660)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of property and equipment	(1,728)	—	(5,878)
Proceeds from sale of equity investment	6,028	—	—
Sales of short-term investments, net of purchases	—	—	60,144
Change in restricted cash, net	478	—	(2,805)

Net cash provided by investing activities	4,778	—	51,461

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from issuance of stock and exercise of warrants	32,419	—	552
Repurchases of common stock	—	—	(144)
Principal payments on capital lease obligations and borrowings	(335)	—	(1,183)
Proceeds from bank borrowings, net	—	—	1,000
Proceeds from stockholder notes receivable	—	—	32

Net cash provided by financing activities	32,084	—	257

Net increase (decrease) in cash and cash equivalents	24,654	—	(13,942)
Cash and cash equivalents at beginning of period	20,519	20,519	22,995

Cash and Cash equivalents at end of period	$45,173	$20,519	$9,053